                                                                     Exhibit (j)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses of Liberty Connecticut Intermediate Municipal Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty Florida Intermediate Municipal Bond Fund, Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Pennsylvania Intermediate Municipal Bond Fund, Liberty Rhode Island Intermediate Municipal Bond Fund, and Liberty Intermediate Tax Exempt Bond Fund and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated December 11, 2001 with respect to the financial statements and financial highlights of Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy New York Municipal Bond Fund, Galaxy Pennsylvania Municipal Bond Fund, Galaxy Rhode Island Municipal Bond Fund, and Galaxy Intermediate Tax Exempt Bond Fund (eight of the portfolios constituting the Galaxy Fund) included in the Galaxy Fund Annual Report dated October 31, 2001, in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (No. 33-12109) of the Liberty Funds Trust V.

Also, we consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses of Liberty Large Company Index Fund, Liberty Small Company Index Fund and Liberty U.S. Treasury Index Fund and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 3, 2002 with respect to the financial statements and financial highlights of Galaxy II Large Company Index Fund, Galaxy II Small Company Index Fund and Galaxy II U.S. Treasury Index Fund (three of the portfolios constituting the Galaxy Fund II) included in the Galaxy Fund II Annual Report dated March 31, 2002, in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (No. 33-12109) of the Liberty Funds Trust V.

                                    ERNST & YOUNG LLP

Boston, Massachusetts
October 28, 2002